COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 17. COMMITMENTS AND CONTINGENCIES

On September 21, 2022, the Company and Victor Lee, our former CEO, entered into a Separation Agreement and Release of Claims September 21, 2022 (the “Separation Agreement”). Under the Separation Agreement Mr. Lee is entitled, subject to his non-revocation of a general release of claims in favor of the Company, to the following separation benefits: (i) payment of twelve (12) months salary equal to $360,000, which amount shall be payable in accordance with the Company’s customary payroll practices and regular payroll time periods as in effect from time to time; (ii) the Company will pay Mr. Lee’s $200,000 declared but unpaid cash bonus in two installments; and (iii) the Company shall pay COBRA premiums at the Company’s current contribution level for the next 12 months. The Company had accrued liabilities of approximately $0 and $363,000 included in Severance Payable on the Balance Sheets as of December 31, 2023 and 2022, respectively.

On April 26, 2023, the board of directors of the Company terminated Mr. Max as the Company’s President and Chief Executive Officer. Mr. Max claims that his termination was not for cause as defined in his employment agreement which could enable him to certain benefits, including severance and vesting of restricted stock units. Management believes Mr. Max was terminated for cause and any such claims, if asserted, would be without substantial merit. Although the outcome of any legal proceedings is uncertain, the Company will vigorously defend any future claims made by Mr. Max.

On August 15, 2023, H.C. Wainwright & Co., LLC (“Wainwright”) filed an action against the Company in the New York State Supreme Court in New York County. The complaint alleges a breach by the Company of an investment banking engagement letter entered into in October 2021. The Wainwright engagement letter expired in April 2022 without any financing transaction having been completed. The complaint claims that Wainright is entitled, under a “tail provision”, to an 8% fee and 7% warrant coverage on the Company’s $15 million secured convertible note financing. The complaint seeks damages of $1.2 million, 2,169.5 common stock warrants with a per share exercise price of $605, and attorney fees. While it is too early to predict the outcome of this legal proceeding or whether an adverse result would have a material adverse impact on our operations or financial position, we believe we have meritorious defenses and intend to defend this legal matter vigorously.

The Company is subject to various legal proceedings, both asserted and unasserted, that arise in the ordinary course of business. The Company cannot predict the ultimate outcome of such legal proceedings or in certain instances provide reasonable ranges of potential losses. However, as of the date of this report, the Company believes that none of these claims will have a material adverse effect on its financial position or results of operations. In the event of unexpected subsequent developments and given the inherent unpredictability of these legal proceedings, there can be no assurance that the Company’s assessment of any claim will reflect the ultimate outcome, and an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s financial position or results of operations in particular quarterly or annual periods.